UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 9, 2026

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ZENTALIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39263	82-3607803
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
10275 Science Center Drive, Suite 200
San Diego, California 92121
(Address of principal executive offices) (Zip Code)
(858) 263-4333
(Registrant’s telephone number, include area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZNTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Beginning April 9, 2026, spokespersons of Zentalis Pharmaceuticals, Inc. (“Zentalis” or the “Company”) plan to present the information in the Corporate Presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”) at conferences and in meetings with investors and analysts.

Additionally, on April 9, 2026, the Company issued the press release furnished as Exhibit 99.2 to this Current Report and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report (including Exhibits 99.1 and 99.2 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

Item 8.01 Other Events.

On April 9, 2026, the Company announced the selection of 400mg once daily on a 5-days-on, 2-days-off schedule (400mg QD 5:2) as the optimal monotherapy dose of azenosertib in patients with Cyclin E1-positive platinum-resistant ovarian cancer ("PROC") based on the prespecified interim data analysis from Part 2a of the Company's ongoing DENALI Phase 2 clinical trial. This dose will be carried forward in the ongoing DENALI Phase 2 clinical trial as well as the confirmatory ASPENOVA Phase 3 clinical trial of azenosertib in patients with Cyclin E1-positive PROC, which the Company expects to initiate in the second quarter of 2026.

A comprehensive review of the interim data from DENALI Part 2a informed the selection of the 400mg QD 5:2 dose over 300mg QD 5:2. A prespecified interim analysis showed:
•A meaningful and clearly differentiated response rate at 400mg QD 5:2 over 300mg QD 5:2 dose
•Comparable safety profiles across the two dose groups and observed improvements in several key measures, such as a discontinuation rate due to adverse events at approximately half of the rate reported in DENALI Part 1b and no treatment-related deaths.

Consistent with the seamless design of the registration-intended DENALI Part 2 trial, data from Part 2a will be included in the ongoing, full Part 2 dataset after the trial is completed, rather than reported separately.

On April 9, 2026, the Company also announced that DENALI Part 2 has been expanded to maintain alignment between the study population and available approved treatment options. A new DENALI cohort that broadens inclusion to patients previously treated with a taxane-containing regimen for PROC, called Part 2c, intends to further align the study with the evolving treatment landscape.

DENALI Part 2, in total, is designed to support accelerated approval, pending study outcome and discussions with the U.S. Food and Drug Administration (FDA). The study design consists of the following parts:
•Part 2a: Dose confirmation evaluated two doses, 300mg QD 5:2 and 400mg QD 5:2, with approximately 30 patients enrolled per dose group. 400mg QD 5:2 was selected as the optimal monotherapy dose. Recruitment at the 300mg QD 5:2 dose level has been discontinued. All patients enrolled in Part 2a will contribute to the overall safety database submitted to the FDA.
•Part 2b: Enrollment expansion at the selected dose to reach up to approximately 100 patients, including patients at the 400mg QD 5:2 dose in Part 2a. This cohort is currently enrolling.
•Part 2c: Broadening the study population to include approximately 40 patients previously treated with a taxane-containing regimen for PROC. Enrollment is expected to initiate in this cohort in Q2 2026.

The Company expects to complete enrollment in all cohorts of DENALI Part 2 and provide a topline readout by year-end 2026.

The Company continues to believe that its existing cash, cash equivalents and marketable securities as of December 31, 2025 will be sufficient to fund its operating expenses and capital expenditure requirements into late 2027.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding: the continued development of azenosertib; the clinical and therapeutic potential of azenosertib; the significance of the referenced data on the late-stage development of azenosertib; the potential benefits of azenosertib, including the potential for azenosertib to be an important treatment option for patients with ovarian cancer or other indications; the Company’s anticipated milestones and the timing thereof, including the anticipated timing of the completion of enrollment in all cohorts of, and topline readout from, DENALI Part 2; the initiation, design, conduct and timing of DENALI Part 2c and the Company's confirmatory ASPENOVA Phase 3 trial; the Company’s anticipated cash runway; and the Company’s planned regulatory strategy for azenosertib and the timing thereof, including the potential for DENALI Part 2 to support an accelerated approval. The terms “anticipate,” “advance,” “believe,” “design,” “develop,” “expect,” “intent,” “look forward,” “on track” “plan,” “position,” “potential,” “runway,” “strategy,” “target,” and “will” and similar references are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the Company’s limited operating history, which may make it difficult to evaluate the Company’s current business and predict the Company’s future success and viability; the Company has incurred and expects to continue to incur significant losses; the Company’s need for additional funding, which may not be available; the Company’s substantial dependence on the success of azenosertib; the Company’s plans, including the costs thereof, of development of companion diagnostics; the outcome of early clinical trials may not be predictive of the success of later clinical trials; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; the Company’s product candidates may cause serious adverse side effects; the interim and preliminary data from our clinical trials may change as more patient data becomes available, and are subject to audit and verification procedures that could result in material changes in the final data; if our confirmatory trials do not verify clinical benefit, the FDA may seek to withdraw accelerated approval; our ability to establish effective sales or marketing capabilities; the interim and preliminary data from our clinical trials may change as more patient data becomes available, and are subject to audit and verification procedures that could result in material changes in the final data; if our confirmatory trials do not verify clinical benefit, the FDA may seek to withdraw accelerated approval; our ability to establish effective sales or marketing capabilities; the Company’s reliance on third parties; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; the Company’s ability to attract, retain and motivate qualified personnel; significant costs as a result of operating as a public company; and the other important factors discussed under the caption “Risk Factors” in the Company’s most recently filed periodic report on Form 10-K or 10-Q and subsequent filings with the U.S. Securities and Exchange Commission (SEC) and the Company’s other filings with the SEC. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause the Company’s views to change.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following Exhibit 99.1 relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Corporate Presentation, dated April 2026
99.2	Press Release issued on April 9, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENTALIS PHARMACEUTICALS, INC.

Date: April 9, 2026	By:	/s/ Julie Eastland
Julie Eastland
President and Chief Executive Officer